                                THE RESERVE FUND
                          "AMERICA'S FIRST MONEY FUND"
                 810 SEVENTH AVENUE - NEW YORK, NY  10019-5868
                          212-977-9982 - 800-637-1700

                       ----------------------------------

                     24-HOUR YIELD AND BALANCE INFORMATION
                 Nationwide 800-637-1700 - www.reservefunds.com

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") describes The Reserve Fund ("Fund") and three of its four Funds: the Primary Fund, the U.S. Government Fund, and the U.S. Treasury Fund (each a "Fund", together the "Funds". The Primary, U.S. Government, and the U.S. Treasury Funds are hereinafter referred to as the "Primary, Government and Treasury Fund", respectively). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus, material incorporated by reference & other information regarding the Fund electronically filed with the SEC. This Statement is dated July 31, 1998.


        TABLE OF CONTENTS                                                 PAGE
        -----------------                                                 ----
        Investment Objective and Policies  . . . . . . . . . . . . . . . .  2
        Trustees and Executive Officers  . . . . . . . . . . . . . . . . .  3
        Investment Management, Distribution, and Custodian Agreements  . .  4
        Portfolio Turnover, Transaction Charges and Allocation   . . . . .  7
        Shares of Beneficial Interest  . . . . . . . . . . . . . . . . . .  7
        Purchase, Redemption and Pricing of Shares   . . . . . . . . . . .  8
        Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . 10
        Fund Yield   . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
        Reserve Cash Performance Account   . . . . . . . . . . . . . . . . 13
        Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
        Financial Statements   . . . . . . . . . . . . . . . . . . . . . . 15
        Report of Independent Accountants  . . . . . . . . . . . . . . . . 24

SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.





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
                       INVESTMENT OBJECTIVE AND POLICIES

         The primary investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

SUPPLEMENTAL INVESTMENT POLICIES. Each Funds investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;
(2)      issue securities senior to its capital stock;
(3)      act as an underwriter with respect to the securities of others;
(4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;
(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;
(6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;
(7) sell any security short or write, sell or purchase any futures contract or put or call option;
(8) invest in voting securities or in companies for the purpose of exercising control;
(9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");
(10)     make investments on a margin basis;
(11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment Adviser or affiliated person except in compliance with the 1940 Act.

OTHER POLICIES. The Primary and U.S. Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must be, on each Business Day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. government (or its agencies or instrumentalities). The Funds receive an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

         The Primary Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. government, its agencies or instrumentalities and if rated A-1 and P-1 by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. Moody's, respectively, or the equivalent thereof if rated by another ratings agency. The collateral consists of U.S. government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

         The Primary Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. Each Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Funds' Board of Trustees. The investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security. A Portfolio will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

         The Primary Fund and U.S. Government Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller
(Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the Seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Portfolio at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS

         ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5868.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

         +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET, and RPES.

         +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

         Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994, and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET, and RPES.

         +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

         The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

         BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.





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
         Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

         MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019-5858.

         Ms. Foynes is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.

------------
+Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++Interested Trustee within the meaning of the Investment Company Act of 1940. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of May 31, 1998, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds. The Trust does not pay any pension or retirement benefits.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 1998



                                                      AGGREGATE                  TOTAL COMPENSATION
                                                    COMPENSATION             FROM FUND AND FUND COMPLEX
 NAME OF TRUSTEE, POSITION                           FROM FUNDS      (4 ADDITIONAL  TRUSTS) PAID TO TRUSTEE
 ----------------------------------------------------------------------------------------------------------
 Bruce R. Bent, President and Trustee                 $      0                        $     0
 Edwin Ehlert, Jr., Trustee                           $ 14,498                        $30,000
 Henri W. Emmet, Trustee                              $ 14,498                        $30,000
 Rev. Donald  J. Harrington, Trustee                  $ 14,498                        $30,000

The following executive officers of the Fund had allocated cash remuneration in excess of $60,000 during the last fiscal year ending May 31, 1998 for services rendered to the Fund.

                                                                 ESTIMATED ANNUAL
                                                AGGREGATE         BENEFITS UPON
              NAME               CAPACITY     REMUNERATION          RETIREMENT
              ----               --------     ------------          ----------
          Bruce R. Bent         President       $256,555            $ 150,000
          Pat A. Colletti       Controller      $ 98,675            $  60,000


                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Funds and provides them with investment advice. Under the Investment Management Agreement, RMCI manages the Funds' investments, including effecting purchases and sales thereof, in furtherance of each Funds' investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of the Funds' shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Funds, or registration fees and expenses).





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
         For these services, the Primary and Government Funds periodically pay RMCI a management fee at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% per annum of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $8,120,156, $8,976,244 and $10,995,380 respectively, from the Primary Fund and $3,471,243, $2,858,951 and $3,181,655, respectively, from the U.S.
Government Fund.

         Under the terms of the Investment Management Agreement with the Treasury Fund, RMCI also pays all employee costs and ordinary operating costs of the Fund. For these services the Treasury Fund periodically pays RMCI a comprehensive management fee at an annual rate of 0.80% of average daily net assets. For the fiscal year ended May 31, 1996, 1997 and 1998 RMCI received a comprehensive management fee of $719,287, $988,183 and $1,329,283, respectively which reflects a waiver of 0.20% of average daily net assets.

         From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a fund which would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

         The Investment Management Agreements for the Primary and U.S. Government Funds were duly approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The Investment Management Agreement for the Treasury Fund was duly approved by shareholders in 1993 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

         Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1998 the Primary Fund reimbursed RMCI $7,511,553 and the U.S. Government Fund reimbursed RMCI $2,011,920 for expenses. For the fiscal years ended May 31, 1996 and 1997, RMCI was reimbursed $5,794,060 and 6,616,435 by the Primary Fund and $2,210,243 and 1,778,491 by the U.S. Government Fund for expenses, respectively.

EXPENSE LIMITATION. The Investment Management Agreements for the Primary and U.S. Government Funds provide that RMCI will reimburse the Funds for the amount by which their costs and expenses paid by RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.

DISTRIBUTION AGREEMENT. The Fund's Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"); 206 North Jackson Street, Suite 201, Glendale, California 91206; NWNL Northstar Distributors ("NWNL") Two Pickwick Plaza, Greenwich, Connecticut 06830 and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5968. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Funds within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. PGFDI's NWNL's and RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last four fiscal years. During the fiscal year ended May 31, 1998, no distribution assistance payments were made to PGFDI, NWNL or RESRV.

         The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20 % of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management, and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons and RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

         The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

         Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

         During the fiscal year ended May 31, 1998, $4,365,202 was paid under the Plan by the Primary Fund, $1,188,306 was paid under the Plan by the U.S. Government Fund and $ 381,997 was paid under the Plan by the Treasury Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

         The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of the majority of the outstanding voting securities of each series, or by vote of the disinterested Trustees. The

Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, NY 10015; and Custodial Trust Company, 28 West State Street, Trenton, NJ 08608 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. PricewaterhouseCoopers, LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

         As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

         The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material, adverse effect upon the net asset value ("NAV") or yield of the Fund.

         Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

         When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                         SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

         Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

         As of June 30, 1998, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

         IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

NET ASSET VALUE. Shares are offered at their NAV which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange ("NYSE") is closed for trading, and on certain regional banking holidays. The NAV of each Fund is normally maintained at $1.00 per share. Each Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

         Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

         The NAV per share of each Fund is determined by adding the value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

         In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the NAV of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund asset prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

         EXCHANGE PRIVILEGE. A shareholder of the Funds may exchange shares at net asset value with all Reserve Money-Market Funds. A shareholder of the Funds may also exchange shares for shares of The Reserve Private Equity Series, the Pacific Advisors Fund Inc. and the NWNL/Northstar Series Trust and their respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired:
(a) by a previous exchange for shares purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. A shareholder of Pacific Advisors or the Northstar Series may exchange, shares for shares of the Primary Portfolio of the Fund only. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

         The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the Pacific Advisors Fund exchange privilege is available from the Pacific Advisors Fund at 800-282-6693 or any authorized firm. Additional information regarding the NWNL/Northstar Series Trust is available from the NWNL/Northstar Series Trust at 203-863-6200 or 800-595-7827 or any authorized firm.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Portfolio) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Fund) are considered received on the following Business Day.

         Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

         The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund.

         IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

                            DISTRIBUTIONS AND TAXES

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

         As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The Treasury Fund intends to invest only in the U.S. Government securities that provide interest income exempt in many states from state and local personal income taxes, but may invest up to 5 percent of its assets in repurchase agreements pending the investment of uninvested cash. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the Treasury Fund.

         Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Investments by a Fund in zero coupon securities generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments.

         Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Primary Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Primary Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                   FUND YIELD

         The current yield of a Fund may differ from its effective yield and annualized dividends.

         Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

         Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period seven (days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

         Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

         The Reserve Cash Performance Account ("CPA") provides a comprehensive package of additional services to investors. Reserve CPA is a check arrangement where checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete information on such paid checks will be provided monthly.

         A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in The Reserve Fund account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA check card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

         The Funds will charge a nonrefundable annual CPA Plus Service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice. In addition, broker/dealers or other financial institutions in the CPA program may charge their own service fees.

         VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $500 if the Fund or the bank is not notified of the theft or loss within two (2) Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242, which can be reached 24 hours a day, seven (7) days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

         The use of checks and cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

                                    RATINGS

         The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO. Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA. F1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F1+ are regarded as having the strongest degree assurance for timely payment.

                         THE RESERVE FUND-PRIMARY FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                                  %         DAYS TO        VALUE
  NEGOTIABLE BANK CERTIFICATES OF DEPOSIT - 55.31%               RATE       MATURITY      (NOTE 1)
                                                                ------     ----------   ------------
 Chase Manhattan Bank                                            5.55            4      $130,100,208
 Crestar Bank                                                    5.555          36       125,212,170
 Harris Trust and Savings Bank                                   5.53           11       100,322,583
 Mellon Bank, N.A.                                               5.57            3       121,114,000
 SouthTrust Bank of Alabama, N.A.                                5.57           36        70,281,595
 ABN-AMRO Bank N.V. (a)                                          5.53           15       130,379,420
 Banque Nationale de Paris (b)                                   5.55            8        90,347,049
 BHF Bank AG (b)                                                 5.55           29       130,100,208
 Canadian Imperial Bank of Commerce (b)                          5.535          23       125,211,406
 Deutsche Bank AG (a)                                            5.54           19       100,200,056
 Deutsche Bank AG (b)                                            5.56            9        21,272,329
 Dresdner Bank AG (b)                                            5.54           29       132,081,253
 Svenska Handelsbanken (a)                                       5.535          15       100,292,319
 Westdeutsche Landesbank Girozentrale (b)                        5.57           36        20,724,100
                                                                                       -------------

 Total Negotiable Bank Certificates of Deposit                                         1,497,638,696

 PROMISSORY NOTES  15.44%

 Commerzbank U.S. Finance, Inc. (c)                              5.51           22       124,598,229
 Hypo U.S. Finance, Inc. (c)                                     5.505        8-15       123,776,283
 Societe Generale North America, Inc.  (c)                       5.50           17       129,682,222
 Toronto-Dominion Bank (c)                                  5.51-5.52          2-8        39,975,506
                                                                                       -------------

 Total Promissory Notes                                                                  418,032,240


 REPURCHASE AGREEMENTS 26.53%

 GNMA 6.875%-8.50% due from 12/15/22 to 8/15/27 and U.S.
 Treasury Bond 6.50% due 11/15/26 (Repo with Bear, Stearns
 & Co. Inc. dated May 29, 1998, resale amount $300,140,750)      5.63            1       300,140,750


 FGPC 7%-8.50% due from 6/1/25 to 1/1/28, FMAR due 2/1/37,
 FNAR due 7/1/34 and FNMS 6%-8% due from 2/1/12 to 11/1/27
 (Repo with DLJ Securities Corporation dated May 29, 1998,
 resale amount $164,076,943)                                     5.63            1       164,076,943


 FNDN due 6/10/98 and TPRN due 5/15/17 (Repo with
 Prudential Securities Inc. dated May 29, 1998, resale           5.56            1        14,006,487
 amount $14,006,487)


 FRRM 6.50% due 5/15/28 and GNMA 5%-10% due from
 10/15/01 to 5/20/28 (Repo with Salomon Smith Barney
 Inc. dated May 29, 1998, resale amount $240,112,800)            5.64            1       240,112,800
                                                                                       -------------

 Total Repurchase Agreements                                                             718,336,980



                                                                 %          DAYS TO           VALUE
                                                                RATE        MATURITY        (NOTE 1)
                                                                ----        --------        --------

 TAXABLE MUNICIPAL BONDS - 2.60%
 Florida Housing Finance Agency Housing Revenue
 Bonds 1993 Series A (d)                                        5.59          7           $40,192,311
 Illinois Student Assistance (d)                                5.56          7            25,220,027
 New Hampshire Business Finance Authority
 Revenue Bonds 1992 Series B (d)                                5.85          7             5,020,313
                                                                                      ---------------
 Total Taxable Municipal Bonds                                                             70,432,651
                                                                                      ---------------
 Total Primary Fund Investments  -
 (99.88%) (Cost $2,698,016,627)                                                         2,704,440,567
 Other assets, less liabilities - (.12%)                                                    3,179,496
                                                                                      ---------------
 NET ASSETS (100%) equivalent to $1.00 net
 asset value, offering and redemption price
 per share based on 2,707,620,063 shares of
 beneficial interest $.001 par value
 outstanding                                                                           $2,707,620,063
                                                                                      ===============





                       SEE NOTES TO FINANCIAL STATEMENTS.

                    THE RESERVE FUND - U.S. GOVERNMENT FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                               %         DAYS TO           VALUE
                                                             RATE        MATURITY         (NOTE 1)
                                                             ----        --------       -------------

 REPURCHASE AGREEMENTS - 99.72%
 GNMA 5%-8.50% due from 2/15/08 to
 3/20/28 (Repos with Bear, Stearns &
 Co. Inc. dated May 21, 1998,
 resale amount $148,271,333)                                 5.50           10          $ 148,248,722

 GNMA 5.50%-15% due from 12/15/99 to
 4/15/38 (Repo with DLJ Securities
 Corporation dated May 29, 1988,
 resale amount $177,082,895)                                 5.62            1            177,082,895

 GNMA 4.50%-8.50% due from 4/15/07 to
 5/20/28 (Repos with Prudential Securities Inc.
 dated May 29, 1998, resale amount $170,079,355)        5.55-5.61            1            170,079,355

 GNMA 4.50%-10% due from 7/15/01 to
 5/15/28 (Repo with Salomon Smith Barney
 Inc. dated May 21, 1998, resale amount
 $155,284,167)                                               5.50            1            155,260,486
                                                                                       --------------

 Total U.S. Government Fund Investments -
 (99.72%) (Cost $650,000,000)                                                             650,671,458

 Other assets, less liabilities - (.28%)                                                    1,796,164
                                                                                       --------------
 NET ASSETS (100%) equivalent to $1.00
 net asset value, offering and redemption
 prices per share based on 652,467,622
 shares of beneficial interest $.001 par
 value outstanding                                                                       $652,467,622
                                                                                       ==============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                     THE RESERVE FUND - U.S. TREASURY FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                                  %              DAYS TO         VALUE
                                                                 RATE           MATURITY        (NOTE 1)
                                                              -----------     ------------    ------------
 U.S. TREASURY SECURITIES - 99.68%
 U.S. Treasury Bills                                          4.95 - 5.15        4 - 137      $214,974,692
 U.S. Treasury Notes                                          4.75 - 5.25        61 - 92        24,018,004
                                                                                             -------------
 Total U.S. Treasury Fund Investments
 Cost $237,407,250)                                                                            238,992,696

 Other assets, less liabilities - (.32%)                                                           767,597
                                                                                             -------------

 Net assets (100%) equivalent to $1.00 net
 asset value, offering and redemption
 prices per share based on 239,760,293 shares of
 beneficial interest $.001 par value
 outstanding                                                                                  $239,760,293
                                                                                             =============

(a)  Eurodollar Certificates of Deposit - London Branch, United Kingdom.
(b)  Yankee Certificates of Deposit.
(c)  Collateralized by Bank Letter of Credit.
(d) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letter of credit, other bank credit agreements or financial guaranty assurance agencies.


                                    GLOSSARY

FGPC =   FHLMC Gold Mortgage-Backed Pass-Through Participation Certificates
FNMS =   FNMA Mortgage-Backed Pass-Through Securities
GNMA = Government National Mortgage Association Mortgage-Backed Pass-Through Securities
FMAR = FHLMC Adjustable Rate Mortgage-Backed Pass-Through Participation Certificates
FNAR =   FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities
FNDN =   FNMA - Discount Note
FRRM =   FHLMC REMIC
TPRN =   U.S. Treasury Strip - Principal





                       SEE NOTES TO FINANCIAL STATEMENTS.

                  THE RESERVE FUND - STATEMENTS OF OPERATIONS
                            YEAR ENDED MAY 31, 1998

                                                      PRIMARY       U.S. GOVERNMENT     U.S. TREASURY
                                                        FUND              FUND              FUND
                                                    ------------    ---------------     -------------
 INTEREST INCOME (Note 1)                           $138,103,637      $36,079,602         $11,620,213
                                                    ------------      -----------         -----------

 EXPENSES (Note 2)
    Management fee                                    10,995,380        3,181,655                  --
    Comprehensive fee                                         --               --           1,772,390
    Shareholder servicing, administration
       and general office expenses                     4,824,126        1,402,039                  --
    Distribution assistance (Note 3)                   4,365,202        1,188,306             381,997
    Equipment expense                                  1,312,919          193,605                  --
    Professional fees                                    446,106          116,148                  --
    Occupancy costs                                      222,490           66,069                  --
    Stationery, printing and supplies                    339,379          101,255                  --
    Trustee fees                                          38,865           11,722                  --
    Other expenses                                       327,669          121,082                  --
                                                    ------------      -----------         -----------
       Total Expenses                                 22,872,136        6,381,881           2,154,387
    Less: voluntary waiver                                    --               --            (443,107)
                                                    ------------      -----------         -----------
       Net Expenses                                   22,872,136        6,381,881           1,711,280
                                                    ------------      -----------         -----------

 NET INVESTMENT INCOME                              $115,231,501      $29,697,721         $ 9,908,933
                                                    ============      ===========         ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

             THE RESERVE FUND - STATEMENTS OF CHANGES IN NET ASSETS



                                                      PRIMARY FUND                           U.S. GOVERNMENT FUND
                                          -------------------------------------     --------------------------------------
                                             YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED
                                            MAY 31, 1998         MAY 31, 1997         MAY 31, 1998          MAY 31, 1997
                                          ----------------     ----------------     --------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
   Net investment income paid to
   shareholders as dividends (Note 1)      $   (115,231,501)    $   (86,925,147)     $  (29,697,721)     $  (25,382,282)
                                           ----------------     ---------------      --------------      --------------


 FROM CAPITAL SHARE TRANSACTIONS
  (at net asset value of $1 per share):
   Net proceeds from the sale of shares      11,543,024,341       8,848,392,468       3,252,798,210       2,757,510,343
   Net asset value of shares issued
     on reinvestment of dividends               115,231,501          86,925,147          29,697,721          25,382,282
                                           ----------------     ---------------      --------------      --------------

     Subtotal                                11,658,255,842       8,935,317,615       3,282,495,931       2,782,892,625
   Cost of shares redeemed                  (11,054,744,831)     (8,495,322,653)     (3,241,872,625)     (2,739,545,482)
                                           ----------------     ---------------      --------------      --------------

   Net increase derived from capital
   share transactions and from investment
   operations                                   603,511,011         439,994,962          40,623,306          43,347,143

 NET ASSETS:

   Beginning of year                          2,104,109,052       1,664,114,090         611,844,316         568,497,173
                                            ---------------     ---------------      --------------      --------------
   End of year                              $ 2,707,620,063     $ 2,104,109,052      $  652,467,622      $  611,844,316
                                            ===============     ===============      ==============      ==============

                                                   U.S. TREASURY FUND
                                           ----------------------------------
                                             YEAR ENDED          YEAR ENDED
                                            MAY 31, 1998        MAY 31,1997
                                           --------------     ---------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
   Net investment income paid to
   shareholders as dividends (Note 1)      $  (9,908,933)      $  (7,148,426)
                                           -------------       -------------


 FROM CAPITAL SHARE TRANSACTIONS
  (at net asset value of $1 per share):
   Net proceeds from the sale of shares     1,135,200,601        682,830,849
   Net asset value of shares issued
     on reinvestment of dividends               9,908,933          7,148,426
                                           --------------      -------------

     Subtotal                               1,145,109,534        689,979,275
   Cost of shares redeemed                 (1,074,527,046)      (663,567,636)
                                           --------------

   Net increase derived from capital
   share transactions and from investment
   operations                                  70,582,488         26,411,639

 NET ASSETS:

   Beginning of year                           169,177,805       142,766,166
                                           ---------------    --------------
   End of year                             $   239,760,293    $  169,177,805
                                           ===============    ==============




                         SEE NOTES TO FINANCIAL STATEMENTS.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                         NOTES TO FINANCIAL STATEMENTS


(1)   SIGNIFICANT ACCOUNTING POLICIES:

   The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

   A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series, Primary Fund, U.S. Government Fund, U.S. Treasury Fund and the Strategist Money Market Fund. These financial statements and notes apply only to the Primary, U.S. Government and U.S. Treasury Funds.

   B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolios, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

   C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

   E. The Fund's custodian holds the securities owned subject to repurchase agreements. The Fund's investment adviser determines that the resale amount of the repurchase agreement is fully collateralized.

   F. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

   G. The Primary and U.S. Government Funds are charged only for their direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

   H. The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

(2) MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
    AFFILIATES:

   Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof, and absorbs certain promotional expenses. RMCI receives management fees from the Primary and U.S. Government Funds at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily net assets of Primary and U.S. Government Funds, subject to reimbursement of Fund expenses (excluding brokerage fees and commissions, interest charges, taxes and extraordinary legal fees and expenses) exceeding 1% of average daily closing net assets. For the U.S. Treasury Fund, RMCI receives a comprehensive fee at an annual rate of .80% of the average daily net assets. At May 31, 1998, the advisor waived $443,107 of its comprehensive fee. Also, under the current Service Agreement, RMCI was reimbursed $7,511,554 (Primary Fund) and $2,011,920 (U.S. Government Fund) during the year ended May 31, 1998 for expenditures made on behalf of the Fund's respective Portfolios for personnel, office space and equipment and shareholder accounting and administrative services, to carry out the Fund's business. At May 31, 1998, the Primary, U.S. Government and U.S. Treasury Funds had accrued expenses of $212,711, $53,294, and $15,168, respectively, due to RMCI.

(3) DISTRIBUTION ASSISTANCE

   Pursuant to a Plan of Distribution, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolios. The Plan requires RMCI to pay an equivalent amount from its own resources.

(4) MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(5) COMPONENTS OF NET ASSETS

At May 31, 1998 the following funds had these components of net assets:

                        PRIMARY          U.S. GOVERNMENT        U.S. TREASURY
                    ---------------    -------------------    -----------------
 Par Value          $     2,707,620       $      652,468        $     239,760

 Paid-in-Capital      2,704,912,443          651,815,154          239,520,533
                    ---------------       --------------         ------------

 Net Assets         $ 2,707,620,063       $  652,467,622        $ 239,760,293
                    ===============       ==============        =============

                               ------------------

                     FEDERAL TAX INFORMATION - (UNAUDITED)

   The dividends distributed by the Primary, U.S. Government and U.S. Treasury Funds in each of the periods are treated for Federal tax purposes as ordinary income.

                             FINANCIAL HIGHLIGHTS



                                                                   FOR FISCAL YEARS ENDED MAY 31,
                                              ------------------------------------------------------------------

PRIMARY FUND                                      1998           1997          1996          1995        1994
------------                                  -----------     ----------    ----------   ----------   ----------
Net asset value, beginning of year..........   $   1.0000     $   1.0000    $   1.0000   $   1.0000   $   1.0000
                                              -----------     ----------    ----------   ----------   ----------
Income from investment operations...........        .0579          .0557         .0591        .0549        .0345
Expenses....................................        .0096          .0100         .0101        .0099        .0099
                                              -----------     ----------    ----------   ----------   ----------
Net investment income(1)....................        .0483          .0457         .0490        .0450        .0246
Dividends from net investment income(1).....       (.0483)        (.0457)       (.0490)      (.0450)      (.0246)
                                              -----------     -----------   -----------  -----------  -----------
Net asset value, end of year................   $   1.0000     $   1.0000    $   1.0000   $   1.0000   $   1.0000
                                              ===========     ===========   ===========  ===========  ===========
Total Return................................         4.83%          4.57%         4.90%        4.50%        2.46%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year........    2,707,620      2,104,109     1,664,114    1,602,464    1,415,378
Ratio of expenses to average net assets.....          .94%           .98%          .98%         .97%         .97%
Ratio of net investment income to average
  net assets................................         4.71%          4.47%         4.79%        4.42%        2.44%


                                                                   FOR FISCAL YEARS ENDED MAY 31,
                                              ------------------------------------------------------------------

U.S. GOVERNMENT FUND                              1998           1997          1996         1995         1994
--------------------                          -----------     ----------    ----------   ----------   ----------
Net asset value, beginning of year..........   $   1.0000     $   1.0000    $   1.0000   $   1.0000   $   1.0000
                                              -----------     ----------    ----------   ----------   ----------
Income from investment operations...........        .0572          .0550         .0586        .0542        .0337
Expenses....................................        .0101          .0101         .0102        .0101        .0100
                                              -----------     ----------    ----------   ----------   ----------
Net investment income(1)....................        .0471          .0449         .0484        .0441        .0237
Dividends from net investment income(1).....       (.0471)        (.0449)       (.0484)      (.0441)      (.0237)
                                              -----------     ----------    ----------   ----------   ----------
Net asset value, end of year................   $   1.0000     $   1.0000    $   1.0000   $   1.0000   $   1.0000
                                              ===========     ==========    ==========   ==========   ==========
Total Return................................         4.71%          4.49%         4.84%        4.41%        2.37%

Ratios/Supplemental Data
------------------------
Net assets in thousands, end of year........      652,468        611,844       568,497      721,785      740,698
Ratio of expenses to average net assets.....          .99%           .99%         1.00%         .99%         .99%
Ratio of net investment income to average
net assets..................................         4.60%          4.40%         4.75%        4.31%        2.35%




                                                                                FOR FISCAL YEARS ENDED MAY 31,
                                                                    -------------------------------------------------------
U.S. TREASURY FUND                                                    1998            1997          1996             1995
------------------                                                  ---------       --------      --------        ---------
Net asset value, beginning of year............................       $ 1.0000       $ 1.0000      $ 1.0000        $ 1.0000
                                                                    ---------       --------      --------        --------
Income from investment operations.............................          .0535          .0521         .0547           .0523
Expenses......................................................          .0079          .0078         .0081           .0067
                                                                    ---------       --------      --------        --------
Net investment income(1)......................................          .0456          .0443         .0466           .0456
Dividends from net investment income(1).......................         (.0456)        (.0443)       (.0466)         (.0456)
                                                                    ---------       --------      --------        --------
Net asset value, end of year..................................       $ 1.0000       $ 1.0000      $ 1.0000        $ 1.0000
                                                                    =========       ========      ========        ========
Total Return..................................................           4.56%          4.43%         4.66%           4.56%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..........................        239,760        169,178       142,766          95,227
Ratio of expenses to average net assets.......................            .77%(3)        .77%(3)       .79%(3)         .68%(3)
Ratio of net investment income to average net assets..........            4.46%         4.33%         4.53%           4.64%




                                                                  FOR FISCAL YEARS ENDED MAY 31,
                                              --------------------------------------------------------------------

PRIMARY FUND                                     1993           1992         1991          1990          1989
------------                                  ----------     ----------   ----------     ----------    ----------
Net asset value, beginning of year..........  $   1.0000     $   1.0000   $   1.0000     $   1.0000    $   1.0000
                                              ----------     ----------   ----------     ----------    ----------
Income from investment operations...........       .0361          .0541        .0794          .0915         .0913
Expenses....................................       .0100          .0100        .0100          .0096         .0098
                                              ----------     ----------   ----------     ----------    ----------
Net investment income(1)....................       .0261          .0441        .0694          .0819         .0815
Dividends from net investment income(1).....      (.0261)        (.0441)      (.0694)        (.0819)       (.0815)
                                              -----------    -----------  -----------    -----------   -----------
Net asset value, end of year................  $   1.0000     $   1.0000   $   1.0000     $   1.0000    $   1.0000
                                              ===========    ===========  ===========    ===========   ===========
Total Return................................        2.61%          4.41%        6.94%          8.19%         8.15%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year........   1,389,136      1,553,828    1,803,132      1,777,372     1,698,934
Ratio of expenses to average net assets.....         .99%           .99%         .97%           .92%          .94%
Ratio of net investment income to average
  net assets................................        2.58%          4.34%        6.72%          7.85%         7.84%


                                                                  FOR FISCAL YEARS ENDED MAY 31,
                                              ---------------------------------------------------------------------

U.S. GOVERNMENT FUND                             1993           1992         1991           1990          1989
--------------------                          ----------     ----------   ----------     ----------    ----------
Net asset value, beginning of year..........  $   1.0000     $   1.0000   $   1.0000     $   1.0000    $   1.0000
                                              ----------     ----------   ----------     ----------    ----------
Income from investment operations...........       .0353          .0533        .0772          .0908         .0921
Expenses....................................       .0100          .0101        .0102          .0098         .0100
                                              ----------     ----------   ----------     ----------    ----------
Net investment income(1)....................       .0253          .0432        .0670          .0810         .0821
Dividends from net investment income(1).....      (.0253)        (.0432)      (.0670)        (.0810)       (.0821)
                                              ----------     ----------   ----------     ----------    ----------
Net asset value, end of year................  $   1.0000     $   1.0000   $   1.0000     $   1.0000    $   1.0000
                                              ==========     ==========   ==========     ==========    ==========
Total Return................................        2.53%          4.32%        6.70%          8.10%         8.21%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year........     728,138        853,823      817,604        585,023       654,571
Ratio of expenses to average net assets.....         .99%           .99%         .98%           .94%          .98%
Ratio of net investment income to average
net assets..................................        2.50%          4.21%        6.38%          7.78%         8.01%




                                                                                                 February 3, 1992
                                                               FOR FISCAL YEARS ENDED MAY 31,    (Commencement of
                                                               ------------------------------   Operations) through
U.S. TREASURY FUND                                                1994               1993          May 31, 1992
------------------                                             ----------         -----------    --------------------
Net asset value, beginning of year............................   $ 1.0000         $ 1.0000            $ 1.0000
                                                                 --------         --------            --------
Income from investment operations.............................      .0313            .0330               .0121
Expenses......................................................      .0073            .0092               .0031
                                                                 --------         --------            --------
Net investment income(1)......................................      .0240            .0238               .0090
Dividends from net investment income(1).......................     (.0240)          (.0238)             (.0090)
                                                                 --------         --------            --------
Net asset value, end of year..................................   $ 1.0000         $ 1.0000            $ 1.0000
                                                                 ========         ========            ========
Total Return..................................................       2.40%            2.38%               2.75%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..........................      7,350           32,325                 512
Ratio of expenses to average net assets.......................        .73%(3)          .80%                .97%(2)
Ratio of net investment income to average net assets..........       2.38%            2.07%               2.74%(2)



------------

(1)  Based on compounding of daily dividends.  Not indicative of future results.
(2)  Annualized.
(3)  During this period the manager waived a portion of fees and expenses.
     If there were no reductions in expenses, the actual expenses would have been approximately 0.20%, 0.20%, 0.20%, 0.25% and 0.12% higher, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of The Reserve Fund:

         In our opinion, the accompanying statements of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Primary, U.S. Government and U.S. Treasury Funds (three of the four series constituting The Reserve Funds) Fund at May 31, 1998, the results of their operations for the year then ended, the changes in each of its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PRICEWATERHOUSECOOPERS LLP


New York, N.Y.
July 24, 1998

                          STRATEGIST MONEY-MARKET FUND
                                 P.O. BOX 59196
                           MINNEAPOLIS, MN 55459-9801
                                  800-297-7378

                         ------------------------------

                     24-HOUR YIELD AND BALANCE INFORMATION
                NATIONWIDE 800-297-7378 - WWW.RESERVEFUNDS.COM


                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") describes the Strategist Money-Market Fund (the "Fund"). This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains this SAI, the Prospectus, material incorporated by reference, and other information regarding the Fund electronically filed with the SEC. This SAI is dated July 31, 1998.

         TABLE OF CONTENTS                                                                  PAGE
                                                                                            ----

         Investment Objective and Policies.................................................. 2
         Trustees and Executive Officers.................................................... 3
         Investment Management, Distribution and Custodian Agreements....................... 5
         Portfolio Turnover, Transaction Charges and Allocation............................. 7
         Shares of Beneficial Interest...................................................... 7
         Purchase, Redemption and Pricing of Shares......................................... 8
         Distributions and Taxes............................................................10
         Fund Yield.........................................................................11
         Ratings............................................................................12
         Financial Statements...............................................................13
         Report of Independent Accountants..................................................19

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

SUPPLEMENTAL INVESTMENT POLICIES. The following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;
(2)   issue securities senior to its capital stock;
(3)   act as an underwriter with respect to the securities of others;
(4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. Government securities and bank obligations or repurchase agreements secured by such obligations;
(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;
(6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;
(7) sell any security short or write, sell or purchase any futures contract or put or call option;
(8) invest in voting securities or in companies for the purpose of exercising control;
(9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act"),
(10)  make investments on a margin basis; (11)
(11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment adviser or affiliated person except in compliance with the of 1940 Act.

OTHER POLICIES. The Fund may, to increase its income, lend securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each Business Day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. Government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

  The Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. Government, its agencies or instrumentalities. Collateralized commercial paper purchased by the Fund is rated A-1 and P-1 by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc., ("Moody's") respectively, or the equivalent if rated by another ratings agency. The collateral consists of U.S. Government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

  The Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. The Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation the Fund could incur a loss and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

  The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the Fund repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS

  ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5968.

  Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

  +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

  Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

  +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

  Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994, and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.

  +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

  The Reverend Harrington is President of St. John's University (NY), a Trustee of RF, RIT, RNYTET, RTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

  BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019.

  Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

  MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

  Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.


----------------------
++Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

+Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  As of June 30, 1998, Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. During the year ended May 31, 1998, the Fund held four Board meetings and one Review Committee meeting.

                              COMPENSATION TABLE
                      For fiscal year ending May 31, 1998

                                                 AGGREGATE                   TOTAL COMPENSATION
                                                COMPENSATION             FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                                  FROM FUND         (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
---------------                                  ---------         -------------------------------------

Edwin Ehlert, Jr.                                 $ 464                           $30,000
Henri W. Emmet                                    $ 464                           $30,000
Rev. Donald J. Harrington                         $ 464                           $30,000

                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI or Adviser"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Fund and provide it with investment advice. Since November 15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which currently have assets in excess of $4.7 billion. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of each the Fund's investment objective and policies, subject to overall control and direction of the Trustees.

    For its management and advisory services, and for paying the ordinary operating expenses of the Fund, the adviser is paid a comprehensive fee by the Fund calculated at 0.80% per annum of the average daily net assets of the Fund. For the fiscal years ended May 31, 1996 and 1997, RMCI waived all of its comprehensive fee and for fiscal year ended May 31, 1998, RMCI waived 0.40% of its comprehensive fee.

    From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's Portfolio's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

EXPENSE LIMITATION. The Investment Management Agreement for the Fund provide that RMCI will reimburse the Fund for the amount by which the Fund's costs and expenses paid RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.

DISTRIBUTION AGREEMENT. The Fund's Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019. The Fund has authorized the Distributor, in connection with its sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus dated July 31, 1998. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the 1940 Act, and as such, act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last two fiscal years.

    The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act , which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") at an annual rate of 0.20% of the average net asset value of the qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

  The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

  Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office. For the fiscal years ended May 31, 1996, 1997 and 1998, no payments were made under the Plan.

  The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each series or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, NY 10015; Morgan Guaranty Trust Co., 60 Wall Street, New York, NY 10260; and Custodial Trust Company, 28 West State Street, Trenton, NJ 08608; are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

  As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

  The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of the Fund.

  Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

  When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                         SHARES OF BENEFICIAL INTEREST

  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of another class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

  Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Portfolio, equal rights to all dividends and other distributions from the Portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

   Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's , and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Regulations of the SEC provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

  Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

  IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO TEN (10) BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at their net asset value ("NAV") which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Martin Luther King Jr. Day, Thanksgiving Day, Christmas Day, on other days the NYSE is closed for trading, and on certain regional banking holidays. The NAV of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

   The NAV per share of the Fund is determined by adding the value of all of the Portfolio's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

  In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Portfolio from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one (1) percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Portfolio's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Portfolio, withholding dividends, redemption of shares of the Portfolio in kind, or reverting to valuation based upon market prices and estimates.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $20,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) are considered received on the following Business Day.

  Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

  The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund.

  IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

                            DISTRIBUTIONS AND TAXES

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to Federal income tax on such distributed amounts.

  To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

  Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Income received by the Strategist Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                   FUND YIELD

  The current yield of the Fund may differ from its effective yield and annualized dividends.

  Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

  Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

  Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                                    RATINGS

  The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION

  A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC.

  Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO.

  Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA

  F1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F-1+ are regarded as having the strongest degree assurance for timely payment.

                THE RESERVE FUND - STRATEGIST MONEY-MARKET FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                             %       DAYS TO    VALUE
                                                            RATE     MATURITY  (NOTE 1)
                                                         --------- ----------  --------
 NEGOTIABLE BANK CERTIFICATES OF DEPOSIT - 42.80%
 ------------------------------------------------

 Crestar Bank                                             5.555       36       $ 2,003,394
 Chase Manhattan Bank                                     5.55         4         2,001,541
 Harris Trust and Savings Bank                            5.53        11         2,006,452
 Mellon Bank, N.A.                                        5.57         3         3,027,850
 SouthTrust Bank of Alabama, N.A.                         5.57        36         2,008,046
 ABN-AMRO Bank N.V. (a)                                   5.53        15         2,005,837
 BHF Bank AG (b)                                          5.55        29         2,001,542
 Canadian Imperial Bank of Commerce (b)                   5.535       23         2,003,382
 Deutsche Bank AG (a)                                     5.54        19         2,004,001
 Dresdner Bank AG (b)                                     5.54        29         2,001,231
 Westdeutsche Landesbank Girozentrale (b)                 5.57        36         3,018,103
                                                                               -----------
 Total Negotiable Bank Certificates of Deposit                                  24,081,379

 PROMISSORY NOTES 10.64%
 -----------------------

 Commerzbank U.S. Finance, Inc. (c)                       5.51        22         1,993,572
 Hypo U.S. Finance, Inc.(c)                               5.505        8         1,997,859
 Societe Generale North America, Inc. (c)                 5.50        17         1,995,111
                                                                               -----------

 Total Promissory Notes                                                          5,986,542

 REPURCHASE AGREEMENTS 45.34%
 ----------------------------

 GNMA 6.875%-8% due from 3/20/21 to 1/15/36 (Repo with
 Bear, Stearns & Co. Inc. dated May 29, 1998, resale
 amount $13,006,099)                                      5.63         3        13,006,099

 FNAR due 4/1/34 (Repo with DLJ Securities Corporation    5.63         3        12,505,865
 dated May 29, 1998, resale amount $12,505,865)                                -----------

 Total Repurchase Agreements                                                    25,511,964
                                                                               -----------
 Total Strategist Fund Investments - (98.78%)
 (Cost $55,471,253)                                                             55,579,885

 Other assets, less liabilities - (1.22%)                                          688,903
                                                                               -----------
 NET ASSETS (100%) equivalent to $1.00 net
 asset value, offering and redemption prices
 per share based on 56,268,788 shares of
 beneficial interest $.001 par value
 outstanding                                                                   $56,268,788
                                                                               ===========


(a)   Eurodollar Certificates of Deposit - London Branch, United Kingdom.
(b)   Yankee Certificates of Deposit.
(c)   Collateralized by Bank Letter of Credit.
(d)   FNAR - FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities
(e) GNMA - Government National Mortgage Association Mortgage-Backed Pass-Through Securities

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                            STATEMENT OF OPERATIONS





                                                                         YEAR ENDED
                                                                        MAY 31, 1998
                                                                        ------------
 INTEREST INCOME (NOTE 1)                                               $4,264,971
                                                                        ----------

 EXPENSES (Note 2)
 Comprehensive fee                                                         605,330
   Less: voluntary waiver                                                 (354,118)
                                                                        ----------
     Net Expenses                                                          251,212
                                                                        ----------

 NET INVESTMENT INCOME                                                  $4,013,759
                                                                        ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                               YEAR ENDED          YEAR ENDED
                                                              MAY 31, 1998        MAY 31, 1997
                                                              ------------        ------------
 INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
     Net investment income paid to
     shareholders as dividends (Note 1)                       $  (4,013,759)      $ (2,656,398)
                                                              -------------       ------------
   FROM CAPITAL SHARE TRANSACTIONS
     (at net asset value of $1 per share):
     Net proceeds from the sale of shares                       129,839,697        185,017,047
     Net asset value of shares issued
       on reinvestment of dividends                               4,013,759          2,656,398
                                                              -------------       ------------
       Subtotal                                                 133,853,456        187,673,445
     Cost of shares redeemed                                   (177,288,649)       (88,979,109)
                                                              -------------       ------------
   Net increase (decrease) in net assets derived from
     capital share transactions and from
     investment operations                                      (43,435,193)        98,694,336
 NET ASSETS:
   Beginning of year                                             99,703,981          1,009,645
                                                              -------------       ------------
   End of year                                                $  56,268,788       $ 99,703,981
                                                              =============       ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS


(1)SIGNIFICANT ACCOUNTING POLICIES:

   The Strategist Money Market Fund, a series of The Reserve Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

   A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series, Primary, U.S. Government, U.S. Treasury and Strategist Funds. These financial statements and notes apply only to the Strategist Fund.

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolio, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

   C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

   F. The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

   G. The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

                                THE RESERVE FUND
                          STRATEGIST MONEY MARKET FUND
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

(2)      MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
         AFFILIATES:

         Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof. RMCI receives a comprehensive fee from the Fund at an annual rate of .80% of the average daily net assets. For the year ended May 31, 1998 RMCI waived $354,118 of its comprehensive fee.

(3)      DISTRIBUTION ASSISTANCE:

         Pursuant to a Plan of Distribution under Rule 12b-1, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolio. The Plan requires RMCI to pay an equivalent amount from its own resources. For the year ended May 31, 1998, all distribution fees were waived.

(4)      MANAGEMENT'S USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(5)      COMPONENTS OF NET ASSETS:

         At 5/31/98, the Strategist Money Market Fund's net assets consisted of $56,269 par value and $56,212,518 paid-in-capital.


                     FEDERAL TAX INFORMATION - (UNAUDITED)

           The dividends distributed by Strategist Money Market Fund are treated for Federal tax purposes as ordinary income.

                              FINANCIAL HIGHLIGHTS

                                                                               MAY 1, 1996
                                                                             (COMMENCEMENT OF
                                       YEAR ENDED        YEAR ENDED           OPERATIONS) TO
                                      MAY 31, 1998      MAY 31, 1997           MAY 31, 1996
                                      ------------      ------------         ----------------
 STRATEGIST MONEY MARKET FUND
 ----------------------------

 Net asset value, beginning of year     $ 1.0000           $ 1.0000           $ 1.0000
                                        --------           --------           --------
 Income from investment operations         .0576              .0552              .0479
 Expenses                                  .0034              .0000              .0017
                                        --------           --------           --------
 Net investment income (1)                 .0542              .0552              .0462
 Dividends from net investment            (.0542)            (.0552)            (.0462)
 income (1)                             --------           --------           --------

 Net asset value, end of year           $ 1.0000           $ 1.0000           $ 1.0000
                                        ========           ========           ========
 Total Return                               5.42%              5.52%           5.13%(2)

 RATIOS/SUPPLEMENTAL DATA
 ------------------------
 Net assets in thousands, end of year     56,269             99,704              1,010
 Ratio of expenses to average net            .33%               .00%            .18%(2)
 assets (3)
 Ratio of net investment income
 to average net assets                      5.29%              5.44%           5.12%(2)

1) Based on compounding of daily dividends. Not indicative of future results.
2)       Annualized.
3) During these periods the manager waived a portion of fees and expenses. If there were no reduction in expenses, the actual expenses would have been .80%.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and the Board of Trustees of Strategist Money Market Fund:

  In our opinion, the accompanying statement of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Strategist Money Market (one of the four series constituting The Reserve Fund) at May 31, 1998, the results of its operations, the changes in each of its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

New York, NY                                   PRICEWATERHOUSECOOPERS LLP
July 24, 1998